                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

 [X]  Preliminary proxy statement.          [ ]  Confidential, for use of the
 [ ]  Definitive proxy statement.                Commissioner only (as permitted
 [ ]  Definitive additional materials.           by Rule 14a-6(e)(2).
 [ ]  Soliciting material pursuant to
      Rule 14a-11(c) or Rule 14a-12.

--------------------------------------------------------------------------------

                 IDEX MUTUAL FUNDS (IDEX JANUS FLEXIBLE INCOME)
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)

                  (1) and 0-11. (1) Title of each class of securities to which transaction applies: N/A

                  (2) Aggregate number of securities to which transaction applies: N/A

                  (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

                  (4)      Proposed maximum aggregate value of transaction: N/A

                  (5)      Total fee paid: $0

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid: N/A

                  (2)      Form, Schedule or Registration Statement No.: N/A

                  (3)      Filing Party: N/A

                  (4)      Date Filed: N/A

                           IDEX JANUS FLEXIBLE INCOME


                                   A SERIES OF
                                IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-888-233-4339

                                   -----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on February 25, 2004

                                   -----------


To the Shareholders:

Notice is hereby given that IDEX Mutual Funds ("IDEX") will hold a special meeting of shareholders of IDEX Janus Flexible Income (the "Fund") on February 25, 2004, at IDEX's offices, 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, at 1:30 p.m., Eastern Time, as adjourned from time to time (the "Special Meeting") for the purposes listed below:

         1. To approve a new sub-advisory agreement between AEGON/Transamerica Fund Advisers, Inc. and Transamerica Investment Management, LLC on behalf of the Fund.

         2. To transact such other business as may properly come before the Special Meeting.

After careful consideration, Board of Trustees of IDEX (the "Board") unanimously approved the new sub-advisory agreement and recommends that shareholders vote "FOR" Proposal 1.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board has fixed the close of business on December 5, 2003 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

By Order of the Board,

John K. Carter, Esq.
Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                           IDEX JANUS FLEXIBLE INCOME
                                   A SERIES OF
                                IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-888-233-4339

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON FEBRUARY 25, 2004

This proxy statement and enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of IDEX Mutual Funds ("IDEX") for use at a special meeting of shareholders of IDEX Janus Flexible Income (the "Fund"), on February 25, 2004, at IDEX's offices, 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, at 1:30 p.m., Eastern Time, as adjourned from time to time (the "Special Meeting"). The Board is soliciting proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying notice. It is anticipated that proxies and proxy statements will first be mailed to shareholders on or about January 19, 2004.

SHAREHOLDER REPORTS

Shareholders can find important information about the Fund in the IDEX's annual report dated October 31, 2003, which has been mailed previously to shareholders. If you have not received this report or would like to receive an additional copy, please contact IDEX by writing at P.O. Box 9015, Clearwater, Florida 33758-9015, or by calling the telephone number above. A copy of the report will be provided free of charge.

                                  INTRODUCTION

AEGON/Transamerica Fund Advisers, Inc ("ATFA"), as investment adviser to the Fund, has traditionally retained a sub-adviser to provide portfolio management services to the Fund. Janus Capital Management LLC ("Janus"), 100 Fillmore Street, Denver, CO 80206-4928, has served as such pursuant to an investment sub-advisory agreement between ATFA and Janus dated April 3, 2002 as amended October 1, 2003 (the "Current Sub-Advisory Agreement"), which was last approved by the Board, including a majority of the Trustees who are not "interested persons" (for regulatory purposes) of IDEX or any party to the Fund's investment advisory or sub-advisory agreements ("Independent Trustees"), at a meeting held on December 3, 2002.

At a meeting of the Board held on December 2, 2003, the Trustees determined that the best interests of Fund shareholders would be served with the services of a different investment sub-adviser. After careful consideration, upon recommendation of ATFA and the management of IDEX, the Trustees, including a majority of the Independent Trustees, approved, subject to shareholder approval, the selection of Transamerica Investment Management, LLC ("TIM"), to serve as the new investment sub-adviser to the Fund.

In addition, if Fund shareholders approve the proposed sub-advisory agreement between ATFA and TIM (the "New Sub-Advisory Agreement"), a form of which is attached as Exhibit A, it is anticipated that the Fund will be restructured in connection with TIM's service as the Fund's sub-adviser. Such restructuring will include, without limitation: a change of the Fund's investment objective from "seeking capital appreciation by investing its assets primarily in relatively undervalued common stocks of domestic small companies" to "seek to maximize total return"; changes to the Fund's investment policies; and a name change of the Fund from "IDEX Janus Flexible Income" to "TA IDEX Transamerica Flexible Income."

Approval of a change of the Fund's investment objective and name does not require shareholder approval. However, the restructuring is contingent upon the appointment of TIM as sub-adviser to the Fund. Consequently, the Board recommends that the shareholders of the Fund approve the New Sub-Advisory Agreement.

                                   PROPOSAL I
                                 APPROVAL OF NEW
                             SUB-ADVISORY AGREEMENT

THE FUND'S CURRENT INVESTMENT MANAGEMENT ARRANGEMENTS

Investment Advisory Agreement. ATFA serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") dated as of April 2, 2001, as amended. The Advisory Agreement was initially approved by the Board for a term of two years and is approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Trustees of the Fund, including a majority of the Independent Trustees, on September 9, 2003, and was last approved by shareholders on April 2, 2001. The name, address and principal occupation of the principal executive officer and each director of ATFA are set forth in Exhibit B.

ATFA is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA is a wholly-owned direct subsidiary of Western Reserve Life Assurance Co. of Ohio, which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. AEGON USA is a financial services holding company whose primary emphasis is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation, which is a publicly traded international insurance group.

Pursuant to the Advisory Agreement for the Fund, ATFA is subject to the supervision of the Trustees and, in conformity with the stated policies of IDEX, manages both the investment operations of the Fund, and the composition of the IDEX funds, including the purchase, retention and disposition of portfolio securities. The Investment Adviser is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of IDEX and each fund thereof, including the Fund. The Investment Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreement. For its services, ATFA is compensated by the Fund at the rate of 0.875% of the first $100 million of average daily net assets; 0.775% of assets over $100 million up to $250 million; and 0.675% of assets over $250 million. During the Fund's most recently completed fiscal year ended October 31, 2003, ATFA received a total of $1,641,352.45 for service as its investment adviser.

Upon approval of the New Sub-Advisory Agreement, the Advisory Agreement will be amended to reduce the investment advisory fee payable to ATFA under the Advisory Agreement, which eventually may result in a reduction of advisory fees paid by the Fund. After the Advisory Agreement is amended, ATFA will receive 0.80% of the first $100 million of the fund's average daily net assets; 0.775% over $100 million up to $250 million of the fund's average daily net assets; and 0.675% over $250 million of the fund's average daily net assets. The amount of investment management fees paid to ATFA had the new advisory fee arrangements been in place during the Fund's most recently completed fiscal year would have been $ 1,566,142.25.

Under the Advisory Agreement, ATFA reviews the performance of all sub-advisers, and makes recommendations to the Trustees with respect to the retention of sub-advisers and renewal of sub-advisory agreements. In connection therewith, ATFA is obligated to keep certain books and records of IDEX. ATFA also administers the business affairs of IDEX and, in connection therewith, furnishes IDEX with office facilities and certain ordinary clerical and bookkeeping services. The management services of ATFA for IDEX are not exclusive under the terms of the Advisory Agreement, and ATFA is free to, and does, render management services to others.

In connection with its management of the business affairs of IDEX, ATFA bears:
(a) all expenses incurred by ATFA or by IDEX in connection with managing the ordinary course of IDEX business, other than those assumed by IDEX; and (b) the fees payable to a sub-adviser pursuant to the sub-advisory agreement between ATFA and a sub-adviser.

The Advisory Agreement provides that ATFA will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement continues in effect for a period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act of 1940 ("1940 Act"). The Advisory Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the Trustees of IDEX, by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act) or by ATFA, upon 60 days' written notice to IDEX.

Apart from the reduced level of compensation payable by the Fund to ATFA under the Advisory Agreement, the terms of the Advisory Agreement, and the services to be provided to the Fund thereunder, will remain unchanged if the New Sub-Advisory Agreement is approved.

THE FUND'S PROPOSED SUB-ADVISORY ARRANGEMENTS

The New Investment Sub-Adviser. TIM, with its principal place of business at 1150 South Olive Street, Suite 2700, Los Angeles 90015, is an investment adviser registered as such with the U.S. Securities and Exchange Commission. As of December 31, 2002, TIM had approximately $11.9 billion in assets under management. The name, address and principal occupation of the principal executive officer and each director of TIM are set forth in Exhibit B.

The New Sub-Advisory Agreement. The following summary of the proposed Sub-Advisory Agreement is qualified in its entirety by reference to the copy of the New Sub-Advisory Agreement, a form of which is attached as Exhibit A.

The terms of the New Sub-Advisory Agreement is substantially similar to those of the Current Sub-Advisory Agreement, except for the parties to the agreement, the effective date and the level of compensation payable by ATFA to TIM. The New Sub-Advisory Agreement provides that, subject to ATFA's and the Board's supervision, TIM is responsible for managing the investment operations of the Fund and for making investment decisions and placing orders to purchase and sell securities for the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, TIM will also provide ATFA with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board may reasonably request.

The Sub-Advisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, and a majority of the Trustees who are not parties to the New Sub-Advisory Agreement or "interested persons" (for regulatory purposes) of any party to the New Sub-Advisory Agreement by votes cast in person at a meeting called for that purpose. However, the New Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; the Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Fund's management agreement with ATFA; and the New Sub-Advisory Agreement may be terminated at any time by TIM or ATFA on 60 days' written notice to the other party to the New Sub-Advisory Agreement. The New Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, TIM will not be liable for any act or omission in connection with its activities as sub-adviser to the Fund.

Comparison of Fees. Under the Current Sub-Advisory Agreement, the sub-advisory fee payable by ATFA to Janus is: 0.45% of the first $100 million of the Fund's average daily net assets; 0.40% of the next $150 million; and 0.35% of assets over $250 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation. Under the proposed Sub-Advisory Agreement between ATFA and TIM, ATFA will pay TIM an investment management fee equal to (i) 0.30% of the first $250 million of the Fund's average daily net assets and 0.25% of the Fund's average daily net assets over $250 million (ii) less 50% of any amount reimbursed to the Fund by ATFA pursuant to its expense limitation arrangements with the Fund.

In addition, effective October 1, 2003, Janus agreed to the following based on combined assets of certain IDEX funds that it manages, namely, IDEX Janus Growth, IDEX Janus Global, IDEX Janus Balanced, IDEX Janus Growth & Income and the Fund (collectively, the "Funds"):

Notwithstanding anything in the Sub-Advisory Agreements to the contrary, Janus waives the compensation due it under the Sub-Advisory Agreements ("Waivers") to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds.

         Combined Asset Levels                             Percentage Fee Waiver
         ---------------------                             ---------------------
         Assets between $1.5 billion and $3.0 billion      5% Fee Reduction
         Assets between $3.0 billion and $5.0 billion      7.5% Fee Reduction
         Assets above $5 billion                           10.0% Fee Reduction

The calculation of the effective fee will be as follows:

           ---------------------------------- -------------------------------
           Total Sub-Advisory Fee             = Effective Fee
           ---------------------------------- -------------------------------
           Average Daily Balance
           ---------------------------------- -------------------------------

The Discount Calculation will be:


         Effective Fee x $1.5 billion x 5% +
         Effective Fee x $3.0 billion x 7.5%
         Effective Fee x Current Average Daily Balance - $5 billion x 10%
         ---------------------------------------------------------------
         = Total Fee Discount to be applied to Original Sub-Advisory Fee

During the Fund's most recently completed fiscal year ended October 31, 2003, Janus received an aggregate annual total of $828,099.20 from ATFA for services rendered to the Fund.

The aggregate amount of investment management fees paid by ATFA had the New Sub-Advisory Agreement been in place during the Fund's most recently completed fiscal year would have been $596,571.19.

The Fund did not paid any affiliated brokerage fees for the fiscal year ended October 31, 2003.

         New Fund Investment Objectives and Strategies. If the proposed sub-advisory agreement is approved, the name of the Fund will be changed to TA IDEX Transamerica Flexible Income. The primary investment objective of the Fund will be changed "to seek as high a level of current income as is consistent with prudent investment, with capital appreciation as only a secondary objective." Accordingly, the Fund will generally invest at least 80% (at market value computed at the time of investment), and may invest all, of its total assets in fixed income debt securities and cash or cash equivalents. With respect to the following investments:

         1. At least 50% of the value of the Fund's total assets will be invested in (a) straight debt securities which have a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime 1 or Prime 2 by NCO/Moody's Commercial Paper Division, Moody's Investors Service, Inc., or A-1 or A-2 by Standard & Poor's Corporation; or (d) cash or cash equivalents; and

         2. Up to 50% of the value of the Fund's total assets may be invested in other straight debt securities which are not rated by Moody's or Standard & Poor's or, if so rated, are not within the grades or ratings referred to above.

Ordinarily, the Fund will purchase debt securities having call or refunding protection or securities which are not rated by Moody's or Standard & Poor's or, if so rated, are not within the grades or ratings referred to above.

The fund's secondary objective of capital appreciation will be sought primarily through investments described below. In addition, the Fund may, incident to the sale of debt securities, realize capital gains.

The Fund may invest not more than 20% of its total assets, at market value, in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock, which carry warrants or other rights to purchase common stock or other equity securities. The Fund may exercise any conversion rights or exercise warrants or other rights without regard to the foregoing 20% limitation or 80% requirement. Securities acquired upon conversion or upon exercise of warrants or other rights, or warrants or other rights remaining after the breakup of units or detachment may be retained. However, if as a result of exercising conversion, warrants or other rights, the Fund's investments in common stock exceed 5% of its total assets, at market value, the Fund will thereafter sell such common stock as is necessary to reduce its investments in common stock to 5% or less of its total assets at market value; provided sales may be made in an orderly manner to the end of avoiding an adverse effect on the price obtainable, and provided further the Fund may continue to hold common stock in excess of the foregoing 5% limitation in order to establish a long-term holding period for tax purposes. Sales of common stock to meet the foregoing limitation could be required at a time when, but for such limitation, they would not be made and could result in losses to the Fund. The amount which the Fund may invest in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities will be reduced by the amount of its investments in common stock.

EVALUATION BY THE BOARD

At an in-person meeting of the Board held on December 2, 2003, at which a majority of the Trustees were in attendance, including a majority of the Independent Trustees, the Board considered and approved the New Sub-Advisory Agreement. In considering the approval of the proposed New Sub-Advisory Agreement, the Trustees considered whether the approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Trustees, including the Independent Trustees, unanimously authorized the submission of the New Sub-Advisory Agreement to Fund shareholders for approval.

In determining whether it was appropriate to approve the New Sub-Advisory Agreement and recommend approval by shareholders, the Trustees reviewed materials furnished by ATFA and TIM. ATFA explained to the Trustees the research, review and selection process that it employed to identify TIM as the best potential candidate as new sub-adviser to the Fund, which included the review of TIM's due diligence materials by ATFA. ATFA explained the reasons why it selected TIM and why it recommended that the Trustees approve TIM as the Fund's new sub-adviser. The Board also requested information that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

The Trustees approved the New Sub-Advisory Agreement and recommended shareholder approval on the basis of the following considerations, among others: 1) the proposed fees, which the Trustees determined were fair and reasonable in light of the services expected to be provided, comparable to fees paid by similar mutual funds, and lower than sub-advisory fees currently payable under the Current Sub-Advisory Agreement; 2) the anticipated costs of the services; 3) the estimated profitability of TIM's relationship with IDEX; 4) the nature, quality and extent of the sub-advisory services expected to be provided by TIM in light of its reputation, expertise and resources, and the historical performance of accounts advised by it; 5) TIM's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with significant portfolio management experience, TIM's entrepreneurial commitment to the management and success of the Fund, and the overall high quality of TIM's personnel, operations, financial condition, investment management capabilities, and investment methodologies; and 6) the terms of the New Sub-Advisory Agreement are comparable to those of the Current Sub-Advisory Agreement.

In reaching its decision to approve the New Sub-Advisory Agreement and recommend approval by shareholders, the Board did not identify any single factor as being of paramount importance. Based upon its review, the Board determined that the proposed New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Board unanimously approved the New Sub-Advisory Agreement and recommended its approval by Fund shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

While ATFA has agreed to reduce the management fee payable to it by the Fund if the New Sub-Advisory Agreement is approved and TIM becomes sub-adviser to the Fund, ATFA may be deemed to have a material interest in approval of Proposal I. If shareholders approve the proposal, ATFA will be relieved of its obligation to pay sub-advisory fees payable to Ironwood (which fees are higher than the sub-advisory payable to TIM), and TIM, an affiliate of ATFA will receive the sub-advisory fees instead of Janus.

ATFA, the Fund's investment adviser, and AEGON/Transamerica Fund Services, Inc., its administrator, are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

                               VOTING INFORMATION

PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Proxy Statement commencing on or about January 19, 2004, but proxies may also be solicited by telephone and/or in person by representatives of IDEX, regular employees of AEGON/Transamerica Investor Services, Inc. (the transfer agent of IDEX) or its affiliate(s), or ALAMO Direct ("ALAMO"), a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from ALAMO to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The estimated costs of retaining ALAMO is approximately $44,859.00. The costs of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne by ATFA.

SHAREHOLDER VOTING. Shareholders of record of the Fund who own shares of beneficial interest at the close of business on December 5, 2003 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to New Sub-Advisory Agreement. As of the Record Date, there were issued and outstanding 18,301,935.864 shares of the Fund, representing the same number of votes. The share ownership of IDEX's Trustees and officers, as well as persons who owned beneficially 5% or more of the Fund's outstanding shares as of the Record Date are listed on Exhibit D.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares, with no share having cumulative voting rights. With respect to the Fund, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Special Meeting, and therefore must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" (as defined below) will be counted toward establishing a quorum. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Special Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

The person named as proxies will vote those proxies that they are entitled to vote FOR Proposal 1 in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST Proposal 1 for the Fund against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR Proposal 1. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Abstentions and "broker non-votes" are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Special Meeting, please submit the proxy card originally sent with the Proxy Statement or attend the Special Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously tendered proxy. IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE.

REQUIRED VOTE. Approval of Proposal 1, the New Sub-Advisory Agreement, requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

SHAREHOLDER PROPOSALS. As a general matter, IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the secretary of IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        By Order of the Board of Trustees,

                                        /s/ John K. Carter
                                        -----------------------------------
                                        John K. Carter, Esq., Secretary
                                        IDEX Mutual Funds
                                        St. Petersburg, Florida

Exhibit A - Sub-Advisory Agreement
Exhibit B - Directors and Principal Officer of ATFA and TIM
Exhibit C - Similar
Funds Exhibit D - Principal Owners

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                       AND
                     TRANSAMERICA INVESTMENT MANAGEMENT, LLC


         SUB-ADVISORY AGREEMENT, made as of the 1st day of March, 2004, between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Transamerica Investment Management, LLC ("Sub-Adviser"), a limited liability company organized and existing under the laws of the State of Delaware.

         WHEREAS, the Investment Adviser acts as an investment adviser to IDEX Mutual Funds ("IDEX"), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), pursuant to an investment advisory agreement dated August 27, 2001 (the "Advisory Agreement");

         WHEREAS, IDEX is authorized to issue shares of IDEX Transamerica Small/Mid Cap Value (the "Fund"), a separate series of IDEX;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Fund and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or IDEX by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

                  (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                  B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

                  (1) furnish continuous investment information, advice and recommendations to IDEX as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

                  (2) cause its officers to attend meetings of IDEX and furnish oral or written reports, as IDEX may reasonably require, in order to keep IDEX and its officers and Board fully informed as to the condition of the investment securities of the Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

                  (3) furnish such statistical and analytical information and reports as may reasonably be required by IDEX from time to time.

                  C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the IDEX Restatement of Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly: (i) an investment management fee as specified in Schedule A of this Agreement, (ii) less 50% of any amount reimbursed to the Fund by the Investment Adviser pursuant to Section 4(c) of the Investment Advisory Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Fund.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Fund's Prospectus; and

                  (2)  The Advisory and Sub-Advisory Agreements

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Fund, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). The Sub-Adviser and other clients advised by Sub-Adviser may benefit from any research and information received from broker-dealers selected in connection with the Fund. Consistent with its best execution responsibilities stated herein, Sub-Adviser may also consider the ability of the broker or dealer to provide client referrals as a factor in brokerage selection. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Fund shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of IDEX, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to IDEX any records that it maintains for the Fund upon request by IDEX; provided, however, the Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

          8.      SERVICES TO OTHER CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Section 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Fund.

         10.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and IDEX with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         11.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting of the Board called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term of two years. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; and (b) in either event, by the vote, cast in person at a meeting of the Board called for the purpose of voting on such approval, of a majority of the members of the Board who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to IDEX, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         12.      NOTICES.

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

         If to IDEX:

                  IDEX Mutual Funds
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Investment Adviser:

                  AEGON/Transamerica Fund Advisers, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Sub-Adviser:

                  Transamerica Investment Management, LLC
                  1150 South Olive Street, Suite 2700
                  Los Angeles, CA  90015
                  Attn: Compliance
                  Telephone: (213) 742-4184

         13.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         14.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         15.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require IDEX to take any action contrary to its Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of IDEX.

                  E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this

Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


ATTEST:                             AEGON/TRANSAMERICA FUND ADVISERS, INC.


                                    By:
---------------------------            -----------------------------------



ATTEST                              TRANSAMERICA INVESTMENT MANAGEMENT, LLC


By:                                 By:
     ----------------------             -----------------------------------
Name:                               Name:
         ------------------               ---------------------------------
Title:                              Title:
       --------------------                --------------------------------

SUB-ADVISORY AGREEMENT

SCHEDULE A


----------------------- ------------------------------------------- -------------------
         FUND                    SUB-ADVISER COMPENSATION            TERMINATION DATE


----------------------- ------------------------------------------- -------------------
 TA IDEX TRANSAMERICA     0.30% of the first $250 million of the     February 28, 2006
   FLEXIBLE INCOME      Fund's average daily net assets and 0.25%
                          of the Fund's average daily net assets
                        over $250 million, less 50% of any amount
                         reimbursed to the Fund by the Investment
                        Adviser pursuant to the expense limitation
----------------------- ------------------------------------------- -------------------

                                    EXHIBIT B

            DIRECTORS AND PRINCIPAL OFFICER OF THE INVESTMENT ADVISER

         The business address of each director and principal officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

--------------------------------------------------------------------------------
 NAME AND POSITION WITH THE                PRINCIPAL OCCUPATION/POSITION
     INVESTMENT ADVISER
--------------------------------------------------------------------------------
Brian C. Scott, Director,           Chief Executive Officer of Transamerica
President and Chief Executive       Investors, Inc. (2003 - present); President
Officer                             & Chief Executive Officer, IDEX (2002 -
                                    present); President & Chief Executive
                                    Officer, AEGON/Transamerica Series Fund,
                                    Inc. ("ATSF") (2002 - present); President of
                                    Endeavor Management Co. (June, 2001 to
                                    December 2001); Director, President & Chief
                                    Executive Officer of Idex Management, Inc.
                                    (2001 - 2002); Director, AEGON/Transamerica
                                    Investor Services, Inc. (January, 2002 -
                                    present); Director, President & Chief
                                    Operating Officer, AEGON/Transamerica Fund
                                    Services, Inc. (January 2002 - present);
                                    President & Chief Executive Officer,
                                    Transamerica Occidental Life Insurance
                                    Company Separate Account Fund B (2002 -
                                    present); Chief Marketing Officer, Financial
                                    Markets Division of AEGON(June, 1992 to
                                    June, 2001); President & Chief Executive
                                    Officer, Transamerica Income Shares, Inc.
                                    (2002 - present); President, Director &
                                    Chairman, Transamerica Index Funds, Inc.
                                    (2002 - present); Manager, Transamerica
                                    Investment Management, LLC (March 2002 -
                                    present)

--------------------------------------------------------------------------------

Larry N. Norman, Director and       President and Chairman, Transamerica Life
Chairman                            Insurance Company; Trustee of IDEX (2002 -
                                    present); President & Chief Executive
                                    Officer, ATSF (2002 - present); Manager,
                                    Transamerica Occidental Life Insurance
                                    Company Separate Account Fund B (2002 -
                                    present); Director, Transamerica Income
                                    Shares, Inc. (2002 - present); Director,
                                    Transamerica Index Funds, Inc. (2002 -
                                    present); Manager, Transamerica Investment
                                    Management, LLC (March 2001 - present)

--------------------------------------------------------------------------------

John K. Carter, Director, Sr. Vice  Vice President, Secretary and Anti-Money
President and Secretary             Laundering Officer of Transamerica
                                    Investors, Inc. (2003 - present); General
                                    Counsel, Vice President Compliance Officer
                                    and Secretary, ATSF and IDEX (1999 -
                                    Present); Vice President and Counsel,
                                    Western Reserve Life Assurance Co. of Ohio
                                    (June, 2000 - present); Vice President and
                                    Counsel, Salomon Smith Barney (March, 1997 -
                                    May, 1999); Assistant Vice President,
                                    Associate Corporate Counsel and Trust
                                    Officer, Franklin Templeton Mutual Funds
                                    (September, 1993 - 1997)

--------------------------------------------------------------------------------

Each officer and director as set forth above, except Mr. Carter, serve as a Trustee of the Fund; Mr. Carter serves as an officer of the Fund.

                     DIRECTORS AND PRINCIPAL OFFICER OF TIM


The business address of each of the following persons is 1150 S. Olive Street, Suite 2700, Los Angeles, California 90015.

--------------------------------------- ----------------------------------------
   NAME                                 POSITIONS/OFFICES HELD WITH SUB-ADVISER
--------------------------------------- ----------------------------------------
John C. Riazzi                          Board of Managers, Chief Executive
                                        Officer, and Managing Director
--------------------------------------- ----------------------------------------
Gary U. Rolle                           Board of Managers, Chief Investment
                                        Officer, and President
--------------------------------------- ----------------------------------------
Jeffrey S. Van Harte                    Board of Managers, Senior Vice
                                        President and Head of Equities
--------------------------------------- ----------------------------------------

No officer or Trustee of IDEX is an officer, employee, director or shareholder of TIM. No officer or Trustee of IDEX owns securities or has any other material direct or indirect interest in TIM.

                                    EXHIBIT C

The following table sets forth certain information regarding registered investment companies with similar investment objectives to those contemplated for the Fund that are advised or sub-advised by TIM.

--------------------------------------------------------------------------------
 NAME OF FUND WITH SIMILAR     NET ASSETS AS OF    ANNUAL MANAGEMENT FEE RATE
   INVESTMENT OBJECTIVE       DECEMBER 31, 2002
--------------------------------------------------------------------------------
Transamerica Income Shares     $143.2 million      0.50% (no waivers in place)
--------------------------------------------------------------------------------

                                    EXHIBIT D

Fund share ownership of IDEX's Trustees and officers, as well as persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund, as of the Record Date, are listed below:


HOLDER OF SECURITIES AND ADDRESS*                    SHARES OWNED      % OWNED
--------------------------------                     ------------      -------
IDEX Asset Allocation Moderate Portfolio            2,239,387.6350      12.236
IDEX Asset Allocation Conservative Portfolio        1,354,951.6050       7.403
IDEX Asset Allocation Moderate Growth Portfolio     1,324,226.6340       7.235


* The percentage of Fund shares owned by the Trustees and officers of the Fund, as a group, does not exceed one percent of the amount of Fund shares outstanding.

                     [PRELIMINARY PROXY - FOR SEC USE ONLY]

                                IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-888-233-4339

                           IDEX JANUS FLEXIBLE INCOME

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 25, 2004
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS

The undersigned hereby appoint(s) John K. Carter and Brian C. Scott, or either one of them, proxies, with full power of substitution, to vote and act with respect to all shares of IDEX Flexible Income ("Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the office of IDEX Mutual Funds ("IDEX") at 570 Carillon Parkway, St. Petersburg, Florida 33716 on February 25, 2004 at 1:30 p.m. Eastern time and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

PROXY VOTING INSTRUCTIONS

IDEX encourages all shareholders to vote their proxies. We now provide the following convenient methods of voting:

1. PROXY CARD: Complete, sign, date and return the proxy card attached below in the enclosed postage-paid envelope; or instead vote by

2.       TELEPHONE;

3.       INTERNET; or

4.       FACSIMILE

by following the enclosed instructions. If you choose to vote by telephone, via the Internet or by facsimile, DO NOT return your proxy card unless you later decide to change your vote.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

1. To approve a new investment sub-advisory agreement between AEGON/Transamerica Fund Advisers, Inc. and Transamerica Investment Management, LLC on behalf of the Fund.


      FOR   []              AGAINST  []         ABSTAIN  []

-----------------------------------                    -------------------------
Signature                                              Date

-----------------------------------                    -------------------------
Signature (if held jointly)                            Date



This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.